EXHIBIT 99.1 Tier Technologies, Inc. 10780 Parkridge Blvd., Suite 400 Reston, VA 20191 CONTACT: Ronald W. Johnston, Chief Financial Officer rjohnston@tier.com (571) 382-1000

Tier Reports Fiscal 2009 Fourth Quarter and Year End Results

RESTON, VA, November 10, 2009 – Tier Technologies, Inc. (Nasdaq: TIER) today announced results for the quarter and year ended September 30, 2009 and provided updates on continuing strategic growth initiatives.

Results of Operations

Fourth Quarter Fiscal 2009 Results

For the quarter ended September 30, 2009, Tier reported revenues from Continuing Operations of $25.7 million, a 12.9% increase over the same quarter last year.  Net loss from Continuing Operations was ($1.3) million, or ($0.06) per fully diluted share.

Continuing Operations include Electronic Payment Solutions, or EPS, and certain wind-down businesses.  On a standalone basis, our core EPS business reported quarterly revenues of $24.8 million, or a 17.3% increase over the same quarter last year.  Our general, administrative, selling and marketing expenses, which support our Continuing Operations, were $6.4 million, down $3.2 million over the same quarter last year.

Fiscal Year 2009 Results

For the year ended September 30, 2009, Tier reported revenues from Continuing Operations of $128.2 million, a 4.6% increase over the last year.  Net loss from Continuing Operations was ($5.5) million, or ($0.28) per fully diluted share.

Continuing Operations include Electronic Payment Solutions, or EPS, and certain wind-down businesses.  On a standalone basis, our core EPS business reported annual revenues of $123.2 million, or a 5.7% increase over last year.  Our general, administrative, selling and marketing expenses, which support our Continuing Operations, were $32.2 million, down $4.5 million over the last year.  We expect to see a continued decrease in these types of expenses as we streamline our operations in the future.

Management’s Comments

Ronald L. Rossetti, Chairman and Chief Executive Officer of Tier Technologies stated, “I am pleased to report adjusted EBITDA from Continuing Operations for FY2009, of $3.0 million as compared with an adjusted EBITDA loss of ($7.0) million in FY2008, and for the quarter ended September 30, 2009, adjusted EBITDA from Continuing Operations of $1.1 million compared to an adjusted EBITDA loss of ($3.4) million for the quarter ended September 30, 2008.”

“Our concentration today in our core “biller direct” business is to continue increasing Net Revenue growth over a fixed cost platform,” said Rossetti.  “Even in these difficult economic conditions, where over 60% of our EPS revenue is directly tied to tax collections which have experienced steep revenue declines, we believe that our strategy is beginning to prove itself, as we were able to generate significant increases in both Net Revenue and adjusted EBITDA.  This improvement is the result of increasing our profitability per transaction and driving substantial transaction growth while reducing overhead and holding platform costs relatively flat, thereby creating margin expansion in both Net Revenue and adjusted EBITDA.  For the year ended September 30, 2009 our EPS transactions grew by 44.5% and our EPS gross margin (gross sales less direct and other costs) by 245 basis points, and for the fourth quarter by 70.4% and 176 basis points, respectively.”

Tier defines Net Revenue as revenue after discount fees, processing and interchange costs.  Tier defines adjusted EBITDA as net income from Continuing Operations before interest expense net of interest income, taxes, depreciation and amortization and stock-based compensation expense, both cash and non-cash.

The following table shows a reconciliation of Gross Revenue to Net Revenue for the three and twelve months ended September 30, 2009 and 2008 (in thousands):

	Three months ended			Twelve months ended
	September 30,			September 30,
	2009	2008	Change	2009	2008	Change

Revenue	$25,685	$22,759	$2,926	$128,246	$122,571	$5,675
Less Wind-down Revenue	902	1,623	(721)	5,013	5,930	(917)
EPS Gross Revenue	24,783	21,136	3,647	123,233	116,641	6,592

Discount Fees, Interchange & Processing Costs	17,367	15,213	2,154	88,657	87,082	1,575

EPS Net Revenue	$7,416	$5,923	$1,493	$34,576	$29,559	$5,017

Net Revenue Percentage Increase			25.2%			17.0%

The following table shows a reconciliation of net income from Continuing Operations to adjusted EBITDA for the three and twelve months ended September 30, 2009 and 2008 (in thousands):

	Three months ended			Twelve months ended
	September 30,			September 30,
	2009	2008	Change	2009	2008	Change

Net Income from Continuing Operations	$(1,265)	$(4,914)	$3,649	$(5,471)	$(12,045)	$6,574
Add back:
Depreciation/Amortization	1,630	1,383	247	6,642	5,418	1,224
Stock Based Equity Compensation	356	531	(175)	1,483	2,236	(753)
Taxes	38	35	3	40	87	(47)
Less:
Interest Income, Net	115	437	(322)	723	2,731	2,008
EBITDA	644	(3,402)	4,046	1,971	(7,035)	9,006

Add back:
Cash Based Equity Compensation	450	—	450	1,032	—	1,032

Adjusted EBITDA	$1,094	$(3,402)	$4,496	$3,003	$(7,035)	$10,038

Adjusted EBITDA and Net Revenues are non-GAAP financial measures.  Tier’s management believes these measures are useful for evaluating performance against peer companies within its industry, and provide investors with additional transparency with respect to financial measures used by management in its financial and operational decision-making.  Non-GAAP financial measures should not be considered a substitute for the reported results prepared in accordance with US GAAP.  Tier’s definition used to calculate non-GAAP financial measures may differ from those used by other companies.

Liquidity

As of September 30, 2009, Tier had $57.6 million in cash and marketable securities, and $7.4 million in restricted investments.  Tier currently holds $31.2 million in auction rate securities as long-term investments.  These investments are revenue bonds and asset-backed notes issued by state agencies.  The investments are AAA-rated and collateralized with student loans and guaranteed under the Federal Family Education Loan Program.  Tier has no short-term or long-term debt.

Conference Call

Tier will host a conference call Thursday, November 10, 2009 at 5:00 p.m. Eastern Time to discuss these results.  To access the conference call, please dial (888)335-3240 and provide conference ID # 39918898.  The conference call is also available live via the Internet at www.tier.com.  A replay will be available at 8:00 p.m. Eastern Time at www.tier.com or by calling (800) 642-1687 and entering conference ID # 39918898.  The replay will be available until 11:59 p.m. Eastern Time on November 24, 2009.

About Tier Technologies, Inc.

Tier Technologies, Inc. is a leading provider of electronic payment solutions in the biller direct market.  Headquartered in Reston, Virginia, the company provides over 3,900 electronic payment clients in all 50 states and the District of Columbia with enhanced payment services that include multiple payment choices, payment channels, and bill payment products and services.  Tier serves clients in multiple markets including federal, state, and local governments, educational institutions, utilities and commercial clients through its subsidiary, Official Payments Corporation.  For more information, see www.tier.com and www.officialpayments.com.

Statements made in this press release that are not historical facts are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements relate to future events or Tier’s future financial and/or operating performance and generally can be identified as such because the context of the statement includes words such as “may,” “will,” “intends,” “plans,” “believes,” “anticipates,” “expects,” “estimates,” “shows,” “predicts,” “potential,” “continue,” or “opportunity,” the negative of these words or words of similar import.  Tier undertakes no obligation to update any such forward-looking statements.  Each of these statements is made as of the date hereof based only on current information and expectations that are inherently subject to change and involve a number of risks and uncertainties.  Actual events or results may differ materially from those projected in any of such statements due to various factors, including, but not limited to:  the potential loss of funding by clients, including due to government budget shortfalls or revisions to mandated statutes; the timing, initiation, completion, renewal, extension or early termination of client projects; the Company’s ability to realize revenues from its business development opportunities; the impact of governmental investigations or litigations; and unanticipated claims as a result of project performance, including due to the failure of software providers or subcontractors to satisfactorily complete engagements.  For a discussion of these and other factors which may cause our actual events or results to differ from those projected, please refer to the Company's annual report on Form 10-K for the fiscal year ended September 30, 2009 filed with the SEC.

TIER TECHNOLOGIES, INC.
Consolidated Balance Sheets

(in thousands)	September 30, 2009	September 30, 2008
ASSETS:
Current assets:
Cash and cash equivalents	$21,969	$47,735
Investments in marketable securities	4,499	2,415
Restricted investments	1,361	—
Accounts receivable, net	4,790	4,209
Settlements receivable, net	6,272	—
Unbilled receivables	—	532
Prepaid expenses and other current assets	2,239	1,331
Current assets—held-for-sale	—	11,704
Total current assets	41,130	67,926

Property, equipment and software, net	7,990	4,479
Goodwill	17,329	14,526
Other intangible assets, net	12,038	13,455
Investments in marketable securities	31,169	28,821
Restricted investments	6,000	7,861
Other assets	571	283
Total assets	$116,227	$137,351

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$84	$918
Settlements payable	9,591	—
Accrued compensation liabilities	3,213	4,289
Accrued discount fees	5,343	5,243
Other accrued liabilities	3,425	4,667
Deferred income	861	1,790
Current liabilities—held-for-sale	—	9,061
Total current liabilities	22,517	25,968
Other liabilities	1,121	136
Total liabilities	23,638	26,104

Commitments and contingencies

Shareholders’ equity:
Preferred stock, no par value; authorized shares: 4,579; no shares issued and outstanding	—	—
Common stock and paid-in capital; shares authorized: 44,260; shares issued: 20,687 and 20,619; shares outstanding: 18,238 and 19,735	192,030	190,099
Treasury stock—at cost, 2,449 and 884 shares	(20,271)	(8,684)
Accumulated other comprehensive loss	—	(2,504)
Accumulated deficit	(79,170)	(67,664)
Total shareholders’ equity	92,589	111,247
Total liabilities and shareholders’ equity	$116,227	$137,351

TIER TECHNOLOGIES, INC.
Consolidated Statements of Operations

	Year ended September 30,
(in thousands, except per share data)	2009	2008	2007

Revenues	$128,246	$122,571	$108,306

Costs and expenses:
Direct costs	95,594	95,234	82,668
General and administrative	25,529	28,020	26,372
Selling and marketing	6,708	8,677	7,950
Depreciation and amortization	6,569	5,328	4,573
Write-down of goodwill and intangible assets	—	—	9,161
Total costs and expenses	134,400	137,259	130,724

Loss from continuing operations before other income and income taxes	(6,154)	(14,688)	(22,418)

Other income:
Income from investments:
Equity in net income of unconsolidated affiliate	—	—	475
Realized foreign currency gain	—	—	239
Gain on sale of unconsolidated affiliate	—	—	80

Interest income, net	754	2,731	3,300
Loss on investment	(31)	—	—
Total other income	723	2,731	4,094

Loss from continuing operations before income taxes	(5,431)	(11,957)	(18,324)
Income tax provision	40	87	76

Loss from continuing operations	(5,471)	(12,044)	(18,400)
(Loss) income from discontinued operations, net	(6,035)	(15,401)	15,366

Net loss	$(11,506)	$(27,445)	$(3,034)

(Loss) earnings per share—Basic and diluted:
From continuing operations	$(0.28)	$(0.61)	$(0.94)
From discontinued operations	$(0.31)	$(0.79)	$0.78
Loss per share—Basic and diluted	$(0.59)	$(1.40)	$(0.16)

Weighted average common shares used in computing:
Basic and diluted loss per share	19,438	19,616	19,512

TIER TECHNOLOGIES, INC.
Consolidated Statements of Cash Flows

	Year ended September 30,
(In thousands)	2009	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(11,506)	$(27,445)	$(3,034)
Less: (Loss) income from discontinued operations, net	(6,035)	(15,401)	15,366
Loss from continuing operations, net	(5,471)	(12,044)	(18,400)
Non-cash items included in net loss from continuing operations:
Depreciation and amortization	6,642	5,497	4,744
Provision for doubtful accounts	417	239	(42)
Accrued forward loss on contracts	(28)	(12)	25
Equity in net income of unconsolidated affiliate	—	—	(475)
Gain on sale of unconsolidated affiliate	—	—	(80)
Foreign currency translation gain realized on sale of unconsolidated affiliate	—	—	(239)
Settlement of pension contract	—	—	1,254
Share-based compensation	2,522	2,224	1,514
Write-down of goodwill and intangible assets	—	—	9,192
Loss on trading investments	31	—	—
Other	9	465	8
Net effect of changes in assets and liabilities:
Accounts receivable and unbilled receivables	(6,510)	473	(1,413)
Prepaid expenses and other assets	(89)	261	3,050
Accounts payable and accrued liabilities	5,399	311	(142)
Income taxes receivable	1	19	3
Deferred income	(929)	(859)	129
Cash provided by (used in) operating activities from continuing operations	1,994	(3,426)	(872)
Cash (used in) provided by operating activities from discontinued operations	(5,187)	3,955	14,645
Cash (used in) provided by operating activities	(3,193)	529	13,773
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities	(38,455)	(7,325)	(21,012)
Sales and maturities of available-for-sale securities	36,371	33,815	3,550
Sales of trading securities	125	—	—
Purchases of restricted investments	—	—	(22,611)
Sales and maturities of restricted investments	500	1,250	20,098
Purchase of equipment and software	(3,889)	(1,951)	(931)
Repayment of notes and accrued interest from related parties	—	—	4,401
ChoicePay asset purchase net of cash acquired	(6,927)	—	—
Proceeds from sale of discontinued operations and equity investment	1,255	8,735	4,784
Collection of note receivable	71	—	—
Other investing activities	—	—	(164)
Cash (used in) provided by investing activities for continuing operations	(10,949)	34,524	(11,885)
Cash used in investing activities for discontinued operations	(437)	(5,057)	(4,010)
Cash (used in) provided by investing activities	(11,386)	29,467	(15,895)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	421	1,283	213
Purchase of company stock	(11,587)	—	—
Capital lease obligations and other financing arrangements	(21)	(56)	(26)
Cash (used in) provided by financing activities from continuing operations	(11,187)	1,227	187
Cash used in financing activities for discontinued operations	—	(4)	(6)
Cash (used in) provided by financing activities	(11,187)	1,223	181
Effect of exchange rate changes on cash	—	—	(11)
Net (decrease) increase in cash and cash equivalents	(25,766)	31,219	(1,952)
Cash and cash equivalents at beginning of period	47,735	16,516	18,468
Cash and cash equivalents at end of period	$21,969	$47,735	$16,516

TIER TECHNOLOGIES, INC.
Consolidated Statement of Operations—Continuing Operations

(in thousands)	EPS	Wind- down	Total
Fiscal year ended September 30, 2009:
Revenues	$123,233	$5,013	$128,246
Costs and expenses:
Direct costs	93,434	2,160	95,594
General and administrative	24,509	1,020	25,529
Selling and marketing	6,697	11	6,708
Depreciation and amortization	4,885	1,684	6,569
Total costs and expenses	129,525	4,875	134,400
(Loss) income from continuing operations before other income and income taxes	(6,292)	138	(6,154)
Other income (expense):
Interest income (expense)	754	—	754
Loss on investment	(31)	—	(31)
Total other income	723	—	723
(Loss) income from continuing operations before taxes	(5,569)	138	(5,431)
Income tax provision	40	—	40
(Loss) income from continuing operations	$(5,609)	$138	$(5,471)

Fiscal year ended September 30, 2008:
Revenues	$116,641	$5,930	$122,571
Costs and expenses:
Direct costs	91,290	3,944	95,234
General and administrative	26,932	1,088	28,020
Selling and marketing	8,486	191	8,677
Depreciation and amortization	3,900	1,428	5,328
Total costs and expenses	130,608	6,651	137,259
Loss from continuing operations before other income and income taxes	(13,967)	(721)	(14,688)
Other income (expense):
Interest income (expense)	2,733	(2)	2,731
Total other income (expense)	2,733	(2)	2,731
Loss from continuing operations before taxes	(11,234)	(723)	(11,957)
Income tax provision	87	—	87
Loss from continuing operations	$(11,321)	$(723)	$(12,044)

(in thousands)	EPS	Wind- down	Total
Fiscal year ended September 30, 2007:
Revenues	$99,048	$9,258	$108,306
Costs and expenses:
Direct costs	76,388	6,280	82,668
General and administrative	23,088	3,284	26,372
Selling and marketing	6,859	1,091	7,950
Depreciation and amortization	3,810	763	4,573
Write down of goodwill and intangible assets	—	9,161	9,161
Total costs and expenses	110,145	20,579	130,724
Loss from continuing operations before other income and income taxes	(11,097)	(11,321)	(22,418)
Other income:
Interest income	3,300	—	3,300
Income from equity investments	794	—	794
Other income	4,094	—	4,094
Loss from continuing operations before taxes	(7,003)	(11,321)	(18,324)
Income tax provision	76	—	76
Loss from continuing operations	$(7,079)	$(11,321)	$(18,400)